AMENDMENT TO SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE

This **AMENDMENT TO SENIOR UNSECURED CONVERTIBLE PROMISSORY NOTE** (this "**Amendment**") is made as of December 4, 2025, by and between **AppTech Payments Corp.**, a Delaware corporation (the "**Borrower**"), and **Eleven 11 Management LLC**, a Nevada limited liability company (the "**Holder**" and together with the Borrower, the "**Parties**").

RECITALS

A. The Borrower has issued that certain Senior Unsecured Convertible Promissory Note in favor of the Holder, dated as of June 18, 2025 (the "**Note**") in the original principal amount of three hundred sixty thousand and 00/100 Dollars ($360,000.00) as more particularly described in the Note.

B. The Parties desire to amend the terms of the Note as set forth herein.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

1. **Capitalized Terms**. Capitalized terms used herein, unless otherwise defined in this Amendment, shall have the same meanings as those given in the Note.

2. **Maturity Date**. The definition of the term "Maturity Date" is hereby deleted in its entirety and replaced with the following:

The maturity date ("**Maturity Date**") shall be January 16, 2026.

3. **Principal Payments**. Section 1.1 of the Note is hereby deleted in its entirety and replaced with the following:

1.1 Principal Payments. The Principal Amount shall be due and payable as following:

(a) Fifty Thousand Dollars ($50,000) shall be due and payable on December 5, 2025.

(b) Two Hundred Thousand Dollars ($200,000) shall be due and payable on December 20, 2025.

(c) The remaining principal in an amount equal to One Hundred Ten Thousand Dollars ($110,000) shall be due and payable on January 16, 2026.

4. **Interest Payments**. Section 1.2 of the Note is hereby deleted in its entirety and replaced with the following:

> 1.2 Interest Payments. Interest on this Note is payable at maturity and shall be charged on the basis of a 365 day year and the actual number of days elapsed, and shall accrue on the sum of the principal amount. The Parties acknowledge and agree that if the Prepayment Amount is not paid prior to the Maturity Date, the amount of interest due and payable at maturity shall be Twenty Thousand Dollars ($20,000).

5. **Conversion Right**. The following sentences shall be added to the end of Section 2.1:

> Notwithstanding the foregoing, the Holder shall not have the right to convert all or any part of the outstanding and unpaid principal amount and accrued and unpaid interest of this Note as set forth in this Section 2.1 until such time that the Borrower defaults on any payment due pursuant to Sections 1.1 or 1.2 of this Note. In the event of such default, Holder reserves all rights to conversion under this Section 2.1 and as otherwise described in this Note.

6. **Effect of Amendment; Ratification**. The Parties hereby acknowledge and agree that, except as provided in this Amendment, the Note has not been modified, amended, canceled, terminated, released, superseded or otherwise rendered of no force or effect. The Note as hereby amended is hereby ratified and confirmed by the Parties and every provision, covenant, condition, obligation, right, term and power contained in and under the Note, as amended herein, shall continue in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth above, and each shall continue to be binding upon and inure to the benefit of the successors and assigns of each Party. In the event of a conflict between the terms of the Note and this Amendment, this Amendment shall control.

7. **Governing Law**. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Nevada, without giving effect to any conflict or choice of law provision that would result in the imposition of another state's law.

8. **Counterparts**. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. This Amendment may be signed and/or transmitted electronically (including, without limitation, via DocuSign); the signature of any person or entity on an electronically signed and/or transmitted copy shall have the same binding effect as a manually signed and transmitted original.

[signature page follows]

Docusign Envelope ID: 99B5D45A-1719-4286-83F6-ED4FAFC94DE0

Signature page to Amendment to Senior Unsecured Convertible Promissory Note

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first above written.

BORROWER:

AppTech Payments Corp.

DocuSigned by:

By: Thomas DeRosa
Name: Thomas DeRosa
Its: Chief Executive Officer

HOLDER:

Eleven 11 Management LLC

Signed by:

By: Jeffrey Pazdro
Name: Jeffrey Pazdro
Title: Manager